GE INSTITUTIONAL FUNDS

International Equity Fund

(the “Fund”)

Supplement Dated July 28, 2014

To the Statutory Prospectus dated January 28, 2014, as supplemented on February 5, 2014,

April 9, 2014, May 1, 2014 and July 3, 2014

and

To the Statement of Additional Information (“SAI”) dated January 28, 2014, as supplemented on

April 9, 2014 and July 3, 2014

International Equity Fund

After over 13 years with GE Asset Management Incorporated (“GEAM”) and 12 years of serving as portfolio manager for the Fund, Mr. Jonathan L. Passmore recently decided that he will be retiring from GEAM at the end of this year. He will retire as portfolio manager for the Fund on November 30, 2014. In the interim, the Fund will continue to be managed by Mr. Passmore, Ralph R. Layman and Michael J. Solecki. After November 30, 2014, the Fund will be managed by Mr. Layman and Mr. Solecki.

This Supplement should be retained with your Prospectus and/or SAI for future reference.